                                                                   EXHIBIT 10.10


                           BUSINESS LOAN AGREEMENT

 Principal     Loan Date     Maturity      Loan No      Call    Collateral    Account      Officer      Initials
$500,000.00                 06-01-1995                                                       rjh

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:  Credit Management Solutions, Inc.             Lender:   The Columbia Bank
           5950 Symphony Wood Road, Suite 301                      9151 Baltimore National Pike
           Columbia, MD 21044                                      Ellicott City, MD 21042

THIS BUSINESS LOAN AGREEMENT between Credit Management Solutions, Inc. ("BORROWER") AND THE COLUMBIA BANK ("LENDER") IS MADE ON THE FOLLOWING TERMS
AND CONDITIONS. BORROWER HAS RECEIVED PRIOR COMMERCIAL LOANS FROM LENDER OR HAS APPLIED TO LENDER FOR A COMMERCIAL LOAN OR LOANS AND OTHER FINANCIAL ACCOMMODATIONS, INCLUDING THOSE WHICH MAY BE DESCRIBED ON ANY EXHIBIT OR SCHEDULE ATTACHED TO THIS AGREEMENT. ALL SUCH LOANS AND FINANCIAL ACCOMMODATIONS, TOGETHER WITH ALL FUTURE LOANS AND FINANCIAL ACCOMMODATIONS FROM LENDER TO BORROWER, ARE REFERRED TO IN THIS AGREEMENT INDIVIDUALLY AS THE
"LOAN" AND COLLECTIVELY AS THE "LOANS". BORROWER UNDERSTANDS AND AGREES THAT:
(A) IN GRANTING, RENEWING, OR EXTENDING ANY LOAN, LENDER IS RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS, AS SET FORTH IN THIS AGREEMENT; (B) THE GRANTING, RENEWING, OR EXTENDING OF ANY LOAN BY LENDER AT
ALL TIMES SHALL BE SUBJECT TO LENDER'S SOLE JUDGMENT AND DISCRETION; AND (C)
ALL SUCH lOANS SHALL BE AND SHALL REMAIN SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of June 1, 1994, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

     BORROWER. The word "Borrower" means Credit Management Solutions, Inc. and its successors and assigns. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

     CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     ERISA. The word "ERISA" means the Employee Retirement Security Act of 1974, as amended.

     EVENT OF DEFAULT. The words "Event of Default" mean and include any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

     GRANTOR. The word "Grantor" means and includes each and all of the persons or entities granting a Security Interest in any Collateral for the indebtedness, and their personal representatives, successors and assigns.

     GUARANTOR. The word "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with any indebtedness and their personal representatives, successors and assigns.

     INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, including all principal, interest and other fees, costs and charges, if any, together with all other present and future liabilities and obligations of Borrower, or any one or more of them, to Lender, whether direct or indirect, matured or unmatured, and whether absolute or contingent, joint, several, or joint and several, and no matter how the same may be evidenced or shall arise.

     LENDER. The word "Lender" means The Columbia Bank, its successors and assigns.

     LOAN. The word "Loan" or "Loans" means and includes any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     NOTE. The word "Note" means Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security interest.

     SECURITY INTEREST. The words "Security Interest" mean and include without limitation any and all types of liens and encumbrances, whether created by law, contract, or otherwise.

     SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as of the date of this Agreement and as of the date of each disbursement of Loan proceeds:

     ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Maryland. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

     AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law,

                           BUSINESS LOAN AGREEMENT                      Page 2
                                 (Continued)


  governmental regulation, court decree, or order applicable to Borrower.

  FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

  LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

  PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.


  HAZARDOUS SUBSTANCES.  The terms "hazardous waste," "hazardous substance,"
  "disposal," "release," and "threatened release," as   used in this Agreement,
  shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et. seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, or about any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

  LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

  TAXES.   To the best of Borrower's knowledge, all tax returns and reports of
  Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

  LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

  BINDING EFFECT. This Agreement, the Note and all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

  COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

  EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, and (iii) no steps have been taken to terminate any such plan.

  LOCATION OF BORROWER'S OFFICES AND RECORDS. The chief place of business of Borrower and the office or offices where Borrower keeps its records concerning the Collateral is located at 5950 Symphony Wood Road, Suite 301, Columbia, MD 21044.

  INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

  SURVIVAL OF REPRESENTATION AND WARRANTIES. Borrower understands and agrees that Lender is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Loan and Note shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

  LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all litigation and claims and all threatened litigation and claims affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

  FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

                            BUSINESS LOAN AGREEMENT
                                  (Continued)


  ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

  INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may from time to time reasonably require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

  INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and
  (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral.

  GUARANTIES. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, on Lender's forms, and in the amounts and by the guarantors named below:



             GUARANTORS                             AMOUNTS
             ----------                             -------

             Scott Freiman                          $500,000.00*
             Hyson S. Freiman                       $500,000.00*
             James R. DeFrancesco                   $500,000.00*

             *subject to the provisions of the Guaranty.


  OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

  LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

  TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

  PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in all other instruments and agreements between Borrower and Lender in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement.

  OPERATIONS. Substantially maintain its present executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

  INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

  COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

  ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

  INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

  CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, dissolve or transfer or sell Collateral out of the ordinary course of business, or (c) pay any dividends on Borrower's stock (other than dividends payable in its stock and except as may be statutorily required for Subchapter S corporations) or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

  LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under

                           BUSINESS LOAN AGREEMENT                  PAGE 4
                                 (Continued)

the terms of this Agreement or any of the Related Documents or any other agreement that Borrower of any Guarantor has with Lender; (b) Borrower becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure even though no Event of Default shall have occurred.

FINANCIAL REPORTING. The Borrower shall submit to the Lender (i) within ninety
(90) days after the close of the Borrowers's fiscal year, annual CPA reviewed financial statements; (ii) with ten (10) days after the end of each month, internally prepared accounts receivable aging reports; and (iii) within thirty
(30) days after the end of each quarter, CPA prepared financial statements.

ADDITIONAL COVENANTS. (a) Liabilities due from the Borrower to any guarantor after June 1, 1994 shall be fully and totally subordinated to the Lender. If Borrower's debt-to-tangible net worth is equal to or less than 5.25:1, payments may occur to the extent that the debt-to-tangible net worth ratio does not rise above 5.25:1. (b) The Borrower shall maintain all of its corporate accounts with the Lender.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

        DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Indebtedness.

        OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

        DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

        FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.


        DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

        INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, or a trustee or receiver is appointed for Borrower or for all or a substantial portion of the assets of Borrower, or Borrower makes a general assignment for the benefit of Borrower's creditors, or Borrower files for bankruptcy, or an involuntary bankruptcy petition is filed against Borrower and such involuntary petition remains undismissed for sixty (60) days.

        CREDITOR OF FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

        EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent or any Guarantor revokes any guaranty of the Indebtedness.

        CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

        INSECURITY. Lender, in good faith, deems itself insecure.


EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all sums owing in connection with the Loans, including all principal, interest, and all other fees, costs and charges, if any, will become immediately due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

        AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

        APPLICABLE LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Maryland. LENDER AND BORROWER EACH HEREBY WAIVE TRAIL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LENDER OR BORROWER MAY BE PARTIES, ARISING OUT
        OF, OR IN ANY WAY PERTAINING TO, THIS AGREEMENT. IT IS AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY LENDER AND BORROWER, AND LENDER AND BORROWER EACH HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER REPRESENTS THAT BORROWER HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF BORROWER'S OWN FREE WILL, AND THAT BORROWER HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

        CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

        CONSENT TO JURISDICTION. Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Agreement. Borrower irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon Borrower and may be enforced in any court in which Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon Borrower as provided in this Agreement or as otherwise permitted by applicable law.

                            BUSINESS LOAN AGREEMENT
                                  (CONTINUED)                             PAGE 5
================================================================================
     CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

     COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's out-of-pocket expenses incurred in connection with this Agreement or in connection with the Loans made pursuant to this Agreement. Subject to any limits under applicable law, if Lender hires an attorney to help enforce this Agreement or to collect any indebtedness, borrower agrees to pay Lender's attorney's fees, and all of Lender's other collection expenses, whether or not there is a lawsuit and including legal expenses for bankruptcy proceedings.

     NOTICES. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered if hand delivered or when deposited with a nationally recognized overnight courier or deposited as certified or registered mail in the Untied States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower agrees to keep lender informed at all times of Borrower's current address(es).

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.


     SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

     SURVIVAL. All warranties, representations, and agreements of Borrower in this Agreement shall survive the making of the Loan or Loans contemplated hereby, and shall be deemed made and redated by Borrower at the time of the making of each disbursement of Loan proceeds.

     TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

     WAIVER. Indulgence by Lender with respect to any of the terms and conditions of this Agreement or the failure of Lender to exercise any of its rights under this Agreement shall not constitute a waiver thereof, and Borrower shall remain liable for the strict performance of such terms and conditions until this Agreement shall be terminated. No provision of this Agreement may be waived or modified orally, but all such waivers or modifications shall be in writing. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in one instance shall not constitute Lender's continuing consent in subsequent instances, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

THIS BUSINESS LOAN AGREEMENT IS SIGNED, SEALED AND DELIVERED EFFECTIVE IN ALL RESPECTS AS OF 6/10/94.

BORROWER:

CREDIT MANAGEMENT SOLUTIONS, INC.
-----------------------------------
BY:  JAMES R. DEFRANCESCO                  By: Scott Freiman
   --------------------------------(SEAL)      --------------------------
     JAMES R. DEFRANCESCO                      SCOTT FREIMAN

LENDER:

THE COLUMBIA BANK

By:  Robert Hoffman
   --------------------------------
   Authorized Officer
================================================================================

                        [THE COLUMBIA BANK LETTERHEAD]




                                                        August 2, 1996

Mr. James DeFrancesco
President
Credit Management Solutions, Inc.
5950 Symphony Wood Road
Suite 301
Columbia, MD  21044


        Re:     Promissory Note in the Principal Amount of
                $500,000.00 from Credit Management Solutions, Inc. to the order of The Columbia Bank (the "Note").

Dear Jim:

        On behalf of The Columbia Bank ("Bank"), we are pleased to advise you that the Bank has approved the modification of certain provisions of the Note as set forth below:

        Maturity - Subject to the current provisions of the Note for payment on demand or otherwise upon maturity of the Note, the Bank hereby agrees to extend the outside date of maturity for payment of the entire unpaid balance of the Principal Amount and all unpaid interest accrued thereon to July 1, 1997.

        Except as hereinabove provided, the provisions of the Note and the other Loan Documents referred to in the letter have not been altered, and the modifications set forth herein shall not be deemed to constitute a novation of any of the obligations of the Borrower to the Bank. Unless otherwise provided in this letter, all terms described herein shall have the meaning set forth in the Note or the other Loan Documents.

        This letter, which I have signed below on behalf of the Bank, shall become effective only upon your signature and return of this letter to me. The fully executed letter will then be included in your loan file with the Bank. A copy of this letter should be retained for your records.

                                                Very truly yours,



                                                Robert J. Hoffman
                                                Robert J. Hoffman
                                                Vice President

Mr. James DeFrancesco
August 2, 1996
Page 2

AGREED TO AND ACCEPTED this 6 day
of August, 1996.

BORROWER:

Credit Management Solutions, Inc.


     James DeFrancesco
------------------------------------
     James DeFrancesco, President


GUARANTORS:

James DeFrancesco
------------------------------------
James DeFrancesco, as guarantor

Scott Freiman
------------------------------------
Scott Freiman, as guarantor